CERTIFICATION
                    PURSUANT TO RULE 30A-2(B) UNDER THE 1940
                  ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lawrence E. Davanzo, President of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  March 11, 2009                            /s/ Lawrence E. Davanzo
      ------------------------                   -------------------------------
                                                 Lawrence E. Davanzo, President
                                                 (principal executive officer)


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                                  CERTIFICATION
                PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                        SECTION 906 OF THE SARBANES-OXLEY

I, Helen Thompson, Treasurer of Wilshire Variable Insurance Trust (the "Registrant"), certify, to the best of my knowledge, that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:  March 11, 2009                            /s/ Helen Thompson
      --------------------------                 -------------------------------
                                                 Helen Thompson, Treasurer
                                                 (principal financial officer)